                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                --------------

                                   FORM 8-K


                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event report)       AUGUST 15,  1997



       The Money Store Business Loan Backed Certificates, Series 1997-I
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)



                New Jersey            333-20817      Applied For
             ---------------         ------------   -------------

             State or other          (Commission    (IRS Employer
             jurisdiction of         File Number)   ID Number)
             incorporation)


2840 Morris Avenue, Union, New Jersey                  07083
----------------------------------------           -------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                908-686-2000
                                                   --------------

                                      n/a
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5    Other Events
                  ---------------------

        Attached herein as Annex A is a copy of the Monthly Statement sent to Class A Certificate holders with respect to the August 15, 1997 Remittance Date.

                                  SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                        THE MONEY STORE INC.
                                        THE MONEY STORE INVESTMENT CORPORATION
                                        THE MONEY STORE COMMERCIAL MORTGAGE INC.
                                        THE MONEY STORE OF NEW YORK INC.



                                        By: \S\ Harry Puglisi
                                        ------------------------------------
                                            Name:  Harry Puglisi
                                            Title:  Treasurer



Dated:    August 31, 1997

                             SERVICER'S  CERTIFICATE


    IN ACCORDANCE WITH SECTION 6.09 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE COMMERCIAL MORTGAGE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997-1 FOR THE AUGUST 12, 1997 DETERMINATION DATE

1.  AVAILABLE FUNDS                                                                        $2,347,515.15

2.  (A)  AGGREGATE CLASS A CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                  73,184,143.41

    (B)  AGGREGATE CLASS M CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                   6,969,918.45

    (C)  AGGREGATE CLASS B CERTIFICATE
         PRINCIPAL BALANCE AS REPORTED IN THE PRIOR MONTH                                   6,969,918.45

    (D)  AGGREGATE POOL PRINCIPAL BALANCE
         AS REPORTED IN THE PRIOR MONTH                                                    87,123,980.31


3.  PRINCIPAL PREPAYMENTS RECEIVED DURING THE DUE PERIOD
    (A)  NUMBER OF ACCOUNTS                                                                            4

    (B)  DOLLARS                                                                            1,724,678.99


4.  AMOUNT OF CURTAILMENTS RECEIVED DURING THE DUE PERIOD                                      40,000.00


5.  AMOUNT OF ALL EXCESS PAYMENTS AND MONTHLY PAYMENTS IN
    RESPECT OF PRINCIPAL RECEIVED DURING THE DUE PERIOD                                       121,003.62


6.  AGGREGATE AMOUNT OF INTEREST RECEIVED                                                     752,291.31


7.  (A)  AMOUNT OF MONTHLY ADVANCE                                                                  0.00

    (B)  AMOUNT OF COMPENSATING INTEREST                                                        6,314.67

8.  DELINQUENCY AND FORECLOSURE INFORMATION
              (SEE  EXHIBIT  K)


9.  (A)  AMOUNT OF REALIZED LOSSES INCURRED DURING THE DUE PERIOD                                   0.00

    (B)  THE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                            0.00


10. (A)  CLASS A INTEREST DISTRIBUTION AMOUNT:
         (i)    ACCRUED INTEREST                                         390,315.30
         (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                                  0.00
         (iii)  CLASS A INTEREST DISTRIBUTION AMOUNT ADJUSTMENT             (239.89)
    ADJUSTED CLASS A INTEREST DISTRIBUTION AMOUNT                                             390,075.41
                                                                                              5.15972765
    (B)  CLASS M INTEREST DISTRIBUTION AMOUNT:
         (i)    ACCRUED INTEREST                                          39,786.60
         (ii)   SHORTFALL, IF ANY, ON A PRECEDING
                REMITTANCE DATE PLUS INTEREST                                  0.00
         (iii)  CLASS M INTEREST DISTRIBUTION AMOUNT ADJUSTMENT              (24.45)
    ADJUSTED CLASS M INTEREST DISTRIBUTION AMOUNT                                              39,762.15
                                                                                              5.52252083
    (C)  CLASS B INTEREST DISTRIBUTION  AMOUNT:
         (i)   ACCRUED INTEREST                                           41,238.60
         (ii)  SHORTFALL, IF ANY, ON A PRECEDING
               REMITTANCE DATE PLUS INTEREST                                   0.00
         (iii) CLASS B INTEREST DISTRIBUTION AMOUNT ADJUSTMENT               (25.28)
    ADJUSTED CLASS B INTEREST DISTRIBUTION AMOUNT                                              41,213.32
                                                                                              5.72407222
    (D)  CLASS A PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL          1,583,973.39
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                       0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                 0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                    0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                               0.00
    TOTAL CLASS A PRINCIPAL DISTRIBUTION AMOUNT                                             1,583,973.39
                                                                                             20.95202897
    (E)  CLASS M PRINCIPAL DISTRIBUTION  AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL            150,854.61
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                       0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                 0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                    0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                               0.00
    TOTAL CLASS M PRINCIPAL DISTRIBUTION AMOUNT                                               150,854.61
                                                                                             20.95202917
    (F)  CLASS B PRINCIPAL DISTRIBUTION AMOUNT:
         (i)   ALL PAYMENTS AND OTHER RECOVERIES OF PRINCIPAL            150,854.61
         (ii)  PRINCIPAL PORTION PURCHASED FOR BREACH OF
               WARRANTY AND RECEIVED BY THE TRUSTEE                            0.00
         (iii) SUBSTITUTION  ADJUSTMENTS                                       0.00
         (iv)  PRINCIPAL BALANCE OF A LIQUIDATED BUSINESS LOAN                 0.00
         (v)   AMOUNT RELEASED FROM THE PRE-FUNDING ACCOUNT                    0.00
         (vi)  RECALCULATED PRINCIPAL ADJUSTMENT                               0.00
    TOTAL CLASS B PRINCIPAL DISTRIBUTION AMOUNT                                               150,854.61
                                                                                             20.95202917


11. (A)  AMOUNT AVAILABLE IN THE SPREAD ACCOUNT IN CASH
         AND FROM LIQUIDATION OF PERMITTED INSTRUMENTS                                                  0.00

    (B)  AMOUNT TO BE TRANSFERRED FROM SPREAD ACCOUNT TO
         CERTIFICATE ACCOUNT PURSUANT TO SECTION 6.02(b)(i)                                             0.00

    (C)  THE TOTAL AMOUNT OF GUARANTY PAYMENTS                                                          0.00

    (D)  PAYMENTS WITH RESPECT TO ALTERNATE CREDIT ENHANCEMENT                                          0.00


12. (A)  AGGREGATE CLASS A CERTIFICATE PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                       71,600,170.02
                                                                                                947.09219603
    (B)  AGGREGATE CLASS M CERTIFICATE PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                        6,819,063.84
                                                                                                947.09220000
    (C)  AGGREGATE CLASS B CERTIFICATE PRINCIPAL BALANCE AFTER
         DISTRIBUTIONS TO BE MADE ON THE REMITTANCE DATE                                        6,819,063.84
                                                                                                947.09220000
    (D)  POOL PRINCIPAL BALANCE AFTER  DISTRIBUTIONS
         TO BE MADE ON THE REMITTANCE DATE                                                     85,238,297.70
                                                                                                947.09219667

13. (A)  EXTRA INTEREST FOR SUCH REMITTANCE DATE                                                  261,952.80

    (B)  EXTRA INTEREST TO BE DISTRIBUTED TO CERTIFICATE                                           13,574.54

    (C)  SPREAD ACCOUNT EXCESS  (payable to Spread Account Depositor)                                   0.00

    (D)  SPREAD ACCOUNT BALANCE                                                                         0.00

    (E)  SPECIFIED SPREAD ACCOUNT REQUIREMENT                                                           0.00


14. (A)  WEIGHTED AVERAGE MATURITY                                                                   285.146

    (B)  WEIGHTED AVERAGE BUSINESS LOAN INTEREST RATE                                                 10.554%


15. (A)  SERVICING FEES FOR THE RELATED DUE PERIOD                                                 28,506.57
    (B)  DEFERRED SERVICING FEES PAID TO SERVICER THIS PERIOD                                           0.00
    (C)  AMOUNTS TO BE DEPOSITED TO THE EXPENSE ACCOUNT                                             4,356.20


16. AMOUNT OF REIMBURSEMENTS PURSUANT TO:
    (A)  SECTION  5.04 (b)                                                                              0.00

    (B)  SECTION  5.04 (c)                                                                              0.00

    (C)  SECTION  5.04 (d)(ii)                                                                      5,014.86

    (D)  SECTION  5.04 (e)                                                                              0.00

    (E)  SECTION  5.04 (f)                                                                         33,602.31


17. (A)  CLASS A REMITTANCE RATE FOR SUCH REMITTANCE DATE                                              6.400%

    (B)  CLASS M REMITTANCE RATE FOR SUCH REMITTANCE DATE                                              6.850%

    (C)  CLASS B REMITTANCE RATE FOR SUCH REMITTANCE DATE                                              7.100%


18. (A)  CUMULATIVE ACTUAL LOSS AMOUNT FOR SUCH REMITTANCE DATE                                         0.00

    (B)  CUMULATIVE REALIZED LOSSES FOR SUCH REMITTANCE DATE                                            0.00


19. (A)  CLASS B SHORTFALL AMOUNT FOR SUCH REMITTANCE DATE                                              0.00


20. (A)  AGGREGATE PRINCIPAL BALANCE OF THE SUBSEQUENT MORTGAGE
         LOANS PURCHASED DURING THE PRIOR DUE PERIOD                                                    0.00

    (B)  AMOUNT ON DEPOSIT IN THE PRE-FUNDING ACCOUNT AS OF THE END OF
         SUCH DUE PERIOD                                                                                0.00


21. OTHER INFORMATION AS REQUESTED


I, Harry Puglisi, Treasurer, represent that The Money Store Commercial Mortgage Inc. complied with section 6.09 of the Pooling and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Servicer's Certificate.



THE MONEY STORE COMMERCIAL MORTGAGE INC.



                By: \s\ Harry Puglisi
                ---------------------------
                HARRY PUGLISI
                TREASURER



                By: \s\ Harry Puglisi
                ---------------------------
                HARRY PUGLISI
                TREASURER